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                                                                   EXHIBIT 32(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this quarterly report on Form 10-Q of TRW Automotive Holdings Corp. (the "Company") for the period ended September 24, 2004, with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph S. Cantie, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2004                     /s/ Joseph S. Cantie
                                           -------------------------------------
                                           Joseph S. Cantie
                                           Executive Vice President and Chief
                                           Financial Officer
                                           (Principal Financial Officer)